UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2019 (May 9, 2019)

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
9 1/4% Senior Debentures due 2019	OXY 19A	New York Stock Exchange
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 9, 2019, Occidental Petroleum Corporation (“Occidental”), Baseball Merger Sub 1, Inc., a Delaware corporation and wholly owned indirect subsidiary of Occidental (“Merger Subsidiary”), and Anadarko Petroleum Corporation (“Anadarko”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Subsidiary will merge with and into Anadarko (the “Merger”), with Anadarko as the surviving corporation. As a result of the Merger, Anadarko will become a wholly owned indirect subsidiary of Occidental.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Anadarko (subject to limited exceptions, including shares with respect to which dissenters’ rights have been validly exercised in accordance with Delaware law) will be converted into the right to receive $59.00 in cash (without interest) and 0.2934 of a share of common stock of Occidental, plus cash in lieu of any fractional Occidental shares that otherwise would have been issued (the “Merger Consideration”), and subject to potential further adjustments as specified in the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, Anadarko in-the-money stock options will be cashed out based on the cash value of the Merger Consideration (equal to $59.00 plus 0.2934 times the closing share price of Occidental common stock on the last trading day prior to closing), less the applicable option exercise price; Anadarko out-of-the-money stock options will be cancelled for no consideration; Anadarko restricted stock unit awards will convert into Occidental restricted cash/restricted stock unit awards based on the value of the Merger Consideration, which will be subject to the same terms and conditions of the original Anadarko equity award; Anadarko restricted stock awards will convert into Occidental restricted cash/restricted stock awards based on the value of the Merger Consideration, which will be subject to the same terms and conditions of the original Anadarko equity award; Anadarko performance unit awards will vest at closing and convert into the right to receive an amount of cash equal to $76.00 per share, multiplied by 200% of the target number of shares covered by such performance unit awards; and each Anadarko director deferred share will convert into the right to receive the Merger Consideration.

The board of directors of Anadarko has unanimously approved the Merger Agreement and resolved to recommend the adoption of the Merger Agreement by Anadarko stockholders, who will be asked to vote on the adoption of the Merger Agreement at a special stockholders meeting.

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approval from Anadarko stockholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, as amended (the “HSR Act”), applicable to the Merger, (3) the absence of any order or law prohibiting consummation of the Combination, (4) the effectiveness of the Registration Statement on Form S-4 to be filed by Occidental pursuant to which the shares of Occidental common stock to be issued in connection with the Merger will be registered with the Securities and Exchange Commission (the “SEC”) and (5) the authorization for listing on the New York Stock Exchange of the shares of Occidental common stock to be issued in connection with the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties of Occidental and Anadarko relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Occidental and Anadarko, including a covenant of Anadarko relating to conducting its business in the ordinary course, and covenants of each party to refrain from taking certain actions without the other party’s consent. Occidental and Anadarko also agreed to use their respective best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act, subject to certain exceptions, including that Occidental is not required to take or authorize any action that would reasonably be expected to have a material adverse effect (after giving effect to any reasonably expected proceeds of any divestiture or sale of assets) on the financial condition, business, assets or continuing results of operations of Anadarko (or, in the case of actions with respect to Occidental’s pre-closing assets, on a company of Anadarko’s size).

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, Anadarko is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to third parties and to engage in negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions. Subject to certain exceptions, Anadarko is required to call a meeting of its stockholders to vote on a proposal to adopt the Merger Agreement and to recommend that its stockholders adopt the Merger Agreement.

The Merger Agreement contains termination rights for each of Occidental and Anadarko, including, among others, (1) if the consummation of the Merger does not occur on or before February 9, 2020, subject to extension to May 9, 2020 for certain limited purposes, including obtaining U.S. antitrust clearance, and (2) subject to certain conditions, if Anadarko wishes to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal (as such term is defined in the Merger Agreement). Upon termination of the Merger Agreement under specified circumstances, including the termination by Occidental in the event of a change of recommendation by the board of directors of Anadarko or by Anadarko to enter into a definitive agreement with respect to a Superior Proposal, Anadarko would be required to pay Occidental a termination fee of $1,000,000,000.  The Merger Agreement also provides that, in connection with a termination of the Merger Agreement by Anadarko due to an uncured or incurable breach by Occidental, Occidental will be required to reimburse Anadarko for the $1,000,000,000 termination fee that was paid by Anadarko to Chevron Corporation (“Chevron”) in connection with the termination of the previously announced agreement and plan of merger, dated as of April 11, 2019, by and among Chevron, Justify Merger Sub 1 Inc., Justify Merger Sub 2 Inc. and Anadarko.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Occidental, Anadarko or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Occidental’s or Anadarko’s public disclosures.

Occidental expects to finance the cash portion of the Merger Consideration with the proceeds of debt and equity financing, including proceeds from the previously disclosed $10 billion equity investment by Berkshire Hathaway Inc.  In connection with its entry into the Merger Agreement, Occidental entered into a debt commitment letter, dated May 5, 2019, with Bank of America, N.A (“BofA”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (“CGMI”), pursuant to which, subject to the terms and conditions set forth therein, BofA and CGMI (on behalf of itself and certain affiliates) committed to provide a 364-day senior unsecured bridge loan facility in an aggregate principal amount of up to $21.8 billion.

Item 8.01.	Other Events.

On May 9, 2019, Occidental issued a press release announcing the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

Any statements in this communication about Occidental’s expectations, beliefs, plans or forecasts, including statements regarding the proposed transaction between Occidental and Anadarko or the proposed sale of Anadarko’s assets in Algeria, Ghana, Mozambique and South Africa to Total S.A. (“Total”), benefits and synergies of the proposed transactions and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are typically identified by words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance. Factors that could cause actual results to differ include, but are not limited to: Occidental’s ability to consummate the proposed transaction with Anadarko or the proposed transaction with Total; the conditions to the completion of the proposed transactions, including the receipt of Anadarko stockholder approval for the proposed transaction between Occidental and Anadarko; that the regulatory approvals required for the proposed transactions may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the proposed transaction with Anadarko, including completion of any contemplated equity investment; Occidental’s indebtedness, including the substantial indebtedness Occidental expects to incur in connection with the proposed transaction with Anadarko and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction contemplated by the binding agreement with Total or the proposed transaction with Anadarko; the possibility that Occidental may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Anadarko’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Anadarko may be difficult; that Anadarko and Occidental are subject to intense competition and increased competition is expected in the future; general economic conditions that are less favorable than expected. Additional risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the U.S. Securities and Exchange Commission (“SEC”). Additional risks that may affect Anadarko’s results of operations appear in Part I, Item 1A “Risk Factors” of Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Anadarko’s other filings with the SEC.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Occidental will file with the SEC a registration statement on Form S-4 containing a preliminary prospectus of Occidental that also constitutes a preliminary proxy statement of Anadarko. After the registration statement is declared effective, Anadarko will mail a definitive proxy statement/prospectus to stockholders of Anadarko. This communication is not a substitute for the proxy statement/prospectus or registration statement or other document Occidental and/or Anadarko may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, REGISTRATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCCIDENTAL, ANADARKO AND THE PROPOSED TRANSACTION. Any definitive proxy statement/prospectus (when available) will be mailed to stockholders of Anadarko. Investors and security holders will be able to obtain copies of these documents (when available) and other documents filed with the SEC by Occidental and Anadarko free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Occidental and Anadarko (when available) will also be available free of charge by accessing their websites at www.oxy.com and www.anadarko.com, respectively.

Participants

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Occidental, Anadarko and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Occidental’s executive officers and directors is available in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 21, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019. To the extent holdings of Occidental securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Anadarko’s executive officers and directors is available in Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 14, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 29, 2019. To the extent holdings of Anadarko securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in the registration statement, proxy statement/prospectus and other relevant documents filed with the SEC when they become available. These documents will be available free of charge from the sources indicated above.

Item 9.01  Financial Statements and Exhibits.

  (d)            Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 9, 2019, among Occidental Petroleum Corporation, Baseball Merger Sub 1, Inc. and Anadarko Petroleum Corporation*

99.1	Press Release, dated May 9, 2019, issued by Occidental Petroleum Corporation
* Exhibits omitted pursuant to item 601(b)(2) of Regulation S-K. Occidental Petroleum Corporation agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: May 10, 2019